UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
FREIGHTCAR AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

Two North Riverside Plaza, Suite 1250
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
(800) 458-2235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On September 30, 2008, certain of FreightCar America, Inc.’s (the “Company”) wholly owned subsidiaries, Johnstown America Corporation, Freight Car Services, Inc., JAC Operations, Inc., JAIX Leasing Company (“JAIX”) and FreightCar Roanoke, Inc. (each, a “Co-Borrower” and collectively, the “Co-Borrowers”), entered into the First Amendment to the Second Amended and Restated Credit Agreement (the “Credit Agreement Amendment”) with the lenders party thereto (collectively, the “Lenders”) and LaSalle Bank National Association (“LaSalle”) as administrative agent. The Credit Agreement Amendment amends the Second Amended and Restated Credit Agreement (the “Original Credit Agreement” and, as amended by the Credit Agreement Amendment, the “Credit Agreement”) dated as of August 24, 2007 by and among the Co-Borrowers, the Lenders and LaSalle.
     The Credit Agreement Amendment amends the Original Credit Agreement, in pertinent part, by:
     (1) reducing the Lenders’ commitments to a $50 million senior secured revolving credit facility, including a sub-facility for a swing line loan to be made by LaSalle in an amount not to exceed $5 million;
     (2) increasing the interest rate to LIBOR plus an applicable margin of between 1.50% and 2.25% depending on Revolving Loan Availability (as defined in the Credit Agreement); and
     (3) releasing JAIX as a Co-Borrower under the Credit Agreement and the collateral pledged by JAIX to secure the commitments of the Lenders under the Credit Agreement.
     The Co-Borrowers were required to pay an amendment fee of 0.20% of each Lender’s commitment. Borrowings under the Credit Agreement remain collateralized by substantially all of the assets of the Company and the remaining Co-Borrowers and guaranteed by an unsecured guarantee made by JAIX pursuant to a Guarantee Agreement dated as of September 30, 2008 in favor of LaSalle for the benefit of the Lenders.
     The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement Amendment filed as Exhibit 10.1 hereto, which is hereby incorporated by reference herein, and the Original Credit Agreement, filed as an exhibit to the Company’s current report on Form 8-K, which was filed with the SEC on August 28, 2007.
     Also on September 30, 2008, JAIX entered into a Credit Agreement (the “JAIX Credit Agreement”) with Bank of America, N.A. (“BOA”), as administrative agent, the lenders party thereto (collectively, the “JAIX Lenders”) and Banc of America Securities LLC, as sole lead arranger and sole book manager.

     The JAIX Credit Agreement consists of a $60 million senior secured revolving credit facility. The JAIX Credit Agreement has a term ending on March 31, 2012 and bears interest at the Eurodollar Loan Rate (as defined in the JAIX Credit Agreement) plus 2.00% for the first two years of the JAIX Credit Agreement (the “Revolving Period”) and 2.50% for the remainder of the term until the termination date. JAIX is required to pay a commitment fee of 0.30% during the Revolving Period. Borrowings under the JAIX Credit Agreement are collateralized by substantially all of the assets of JAIX and guaranteed by an unsecured guarantee made by the Company pursuant to a Guarantee Agreement dated as of September 30, 2008 in favor of BOA for the benefit of the JAIX Lenders. The Revolving Credit Agreement has both affirmative and negative covenants, including, without limitation, a minimum fixed charge coverage ratio and limitations on debt, liens, dividends, investments, acquisitions and capital expenditures. The JAIX Credit Agreement also provides for customary events of default.
     The foregoing description of the JAIX Credit Agreement is qualified in its entirety by reference to the JAIX Credit Agreement filed as Exhibit 10.2 hereto, which is hereby incorporated by reference herein.
Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 10.1	First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2008 by and among Johnstown America Corporation, Freight Car Services, Inc., JAC Operations, Inc., JAIX Leasing Company and FreightCar Roanoke, Inc., as the Co-Borrowers, the lenders party thereto and LaSalle Bank National Association, as Administrative Agent

Exhibit 10.2	Guarantee Agreement dated as of September 30, 2008 by JAIX Leasing Company in favor of LaSalle Bank National Association, as Administrative Agent, for the benefit of the lenders party thereto

Exhibit 10.3	Credit Agreement dated as of September 30, 2008 by and among JAIX Leasing Company, as Borrower, Bank of America, N.A., as

Administrative Agent, the lenders party thereto and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

Exhibit 10.4	Guarantee Agreement dated as of September 30, 2008 by FreightCar America, Inc. in favor of Bank of America, N.A., as Administrative Agent, for the benefit of the lenders party thereto

Exhibit 99.1	Press Release of FreightCar America, Inc. dated October 6, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: October 6, 2008	By:	/s/ Kevin P. Bagby

	Name:	Kevin P. Bagby
	Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2008 by and among Johnstown America Corporation, Freight Car Services, Inc., JAC Operations, Inc., JAIX Leasing Company and FreightCar Roanoke, Inc., as the Co-Borrowers, the lenders party thereto and LaSalle Bank National Association, as Administrative Agent

Exhibit 10.2	Guarantee Agreement dated as of September 30, 2008 by JAIX Leasing Company in favor of LaSalle Bank National Association, as Administrative Agent, for the benefit of the lenders party thereto

Exhibit 10.3	Credit Agreement dated as of September 30, 2008 by and among JAIX Leasing Company, as Borrower, Bank of America, N.A., as Administrative Agent, the lenders party thereto and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

Exhibit 10.4	Guarantee Agreement dated as of September 30, 2008 by FreightCar America, Inc. in favor of Bank of America, N.A., as Administrative Agent, for the benefit of the lenders party thereto

Exhibit 99.1	Press Release of FreightCar America, Inc. dated October 6, 2008